                                                                   EXHIBIT 23.2




INDEPENDENT AUDITORS' REPORT



The Board of Directors
Dain Rauscher Corporation:


We consent to the use of our report dated February 5, 1998 included herein and the references to our Firm under the headings "SELECTED CONSOLIDATED FINANCIAL DATA" and "EXPERTS" in Amendment No.1 to the Registration Statement on Form S-3.

                                       KPMG Peat Marwick LLP


Minneapolis, Minnesota
June 11, 1998